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                                  EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 333-24695, No. 333-44923, No. 333-45327, No. 333-59779, and No. 333-85143
of Encad, Inc. on Form S-8 of our report dated February 18, 2000, appearing in this Annual Report on Form 10-K of Encad, Inc. for the year ended December
31, 1999.

DELOITTE & TOUCHE LLP

San Diego, California
March 30, 2000